---------------------------
                           Annual Report June 30, 1999
                           ---------------------------

                                   OPPENHEIMER

                                   High Yield
                                      Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

3     President's Letter

5     An Interview with Your Fund's Managers

10    Fund Performance
--------------------------------------------
14    Financial Statements

53    Independent Auditors' Report
--------------------------------------------
54    Federal Income Tax Information

55    Officers and Trustees

56    Information and Services

Report highlights
--------------------------------------------------------------------------------

o Our strongest gains were among growth-oriented industries, such as telecommunications, that are benefiting from global economic and technological trends.

o We believe that the economic environment is likely to be favorable for high yield bonds in the near future, and we are closely monitoring the market's challenges and opportunities.


Avg Annual Total Returns
For the 1-Year Period
Ended 6/30/99

Class A

Without                 With
Sales Chg.(1)           Sales Chg.(2)
-------------------------------------
-0.71%                  -5.42%
-------------------------------------

Class B

Without                 With
Sales Chg.(1)           Sales Chg.(2)
-------------------------------------
-1.48%                  -6.00%
-------------------------------------

Class C

Without                 With
Sales Chg.(1)           Sales Chg.(2)
-------------------------------------
-1.49%                  -2.39%
-------------------------------------

Class Y

Without                 With
Sales Chg.(1)           Sales Chg.(2)
-------------------------------------
-0.54%                  -0.54%
-------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

(1) Includes changes in net asset value per share without deducting any sales charges.
(2) Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                         2 Oppenheimer High Yield Fund

[PHOTO OMITTED]

James C. Swain
Chairman
Oppenheimer
High Yield Fund

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer
High Yield Fund


Dear shareholder,
--------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

      The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

      Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

      Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)

(1) Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                         3 Oppenheimer High Yield Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

      Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/ James C. Swain      /s/ Bridget A. Macaskill

James C. Swain          Bridget A. Macaskill
July 22, 1999


                         4 Oppenheimer High Yield Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Portfolio Management
Team (l to r)
David Negri
Thomas Reedy

How did Oppenheimer High Yield Fund perform during the one-year period that ended June 30, 1999?

The performance over the past year is best understood in the light of the high level of volatility and the difficult environment for bonds that prevailed during much of the period. However, we are reasonably pleased that the Fund generated above-average income.

What made this such a difficult and volatile period?

During most of the summer of 1998, investors showed little concern that the financial crisis in Asia might affect U.S.-based bond and equity holdings. Their complacency vanished that August when Russia effectively defaulted on its government bonds. Fears grew that the "Asian contagion" might spread to other markets and that a global slowdown might eventually cause the U.S. economy to suffer. As a result, both U.S. and foreign investors shifted their assets away from investments they perceived as risky. High yield corporate bonds were hit particularly hard during this "flight to quality." In fact, August 1998 saw the second worst high yield bond price decline in the market's history.


                         5 Oppenheimer High Yield Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

Avg Annual Total Returns
For the Periods Ended 6/30/99(1)

Class A

1 year      5 year      10 year
---------------------------------
-5.42%      7.63%       9.14%
---------------------------------

Class B

            Since
1 year      5 year      Inception
---------------------------------
-6.00%      7.55%       7.82%
---------------------------------

Class C

            Since
1 year      5 year      Inception
---------------------------------
-2.39%      N/A         7.93%
---------------------------------

Class Y

            Since
1 year      5 year      Inception
---------------------------------
-0.54%      N/A         3.04%
---------------------------------

Fears of a global slowdown eased during November and December 1998 after the Federal Reserve Board, International Monetary Fund and other nations' central banks announced measures designed to stimulate global economic growth. High yield bond markets worldwide rebounded strongly, regaining some of the ground they'd lost during the summer.

      Early in 1999, evidence mounted that the U.S. economy was continuing to grow at unexpectedly high levels. Most bond sectors reacted negatively to the economy's unexpectedly high rate of growth and the resulting increased potential for inflation, since inflation undermines the value of a bond's yield. However, high yield instruments remained relatively strong as investors shifted their focus from fixed income sectors offering higher levels of safety, such as Treasuries, to sectors offering greater yields, such as high yield corporate bonds.

(1) Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B shares have an inception date of 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class Y shares were first publicly offered on 10/15/97 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                         6 Oppenheimer High Yield Fund

How did you manage the Fund in light of these conditions?

Before the recent one-year period began, it became apparent to us that high yield bonds were priced at the high end of their valuation ranges, especially considering the threat to global growth posed by the Asian crisis. Accordingly, we reduced the Fund's emerging market debt and high yield corporate bond exposure, increasing our cash position to approximately 7.5% of the Fund's portfolio at the beginning of the period. We also established a small position in U.S. Treasuries and other U.S. government-related securities. These moves helped cushion the Fund's performance during the summer decline in high yield markets.

      As 1998 drew to a close, we aggressively redeployed our cash reserves and most of our Treasuries and other government-related securities in higher yielding bonds. As a result, the Fund enjoyed strong growth throughout the high yield rally that began in mid-October 1998 and continued through March 1999. Since early April 1999, investors have evidenced renewed interest in basic industries that stand to benefit from a recovery in global markets. We have begun to increase our exposure to specific industries, such as paper and specialty chemicals, that we believe are most likely to benefit in an environment of global growth.


                         7 Oppenheimer High Yield Fund

Standardized Yields(2)

For the 30 Days Ended 6/30/99
-----------------------------
Class A                 9.27%
-----------------------------
Class B                 8.94
-----------------------------
Class C                 8.94
-----------------------------
Class Y                 9.94
-----------------------------

An interview with your Fund's managers
--------------------------------------------------------------------------------

Did any sectors of the high yield bond market have a particularly positive or negative effect on the Fund's performance?

We focused primarily on fast-growing industries that we believed were likely to benefit from global economic and technological trends. Our largest group of holdings were in the telecommunications sector, among high yielding debt obligations of companies such as NTL, Inc., a British cable and broadcasting company, and providers of integrated data and telecommunications services. These investments generally performed well during the high yield market's rally. On the other hand, the portfolio's performance was hurt by our holdings in the energy sector, which declined during the second half of 1998 as a result of weak Asian demand and the inability of oil-producing nations to coordinate production targets. However, since March 1999, we have seen recovery in the energy sector in response to growing global demand, and we believe the sector holds potential for further gains.

What is your outlook for the Fund?

We believe that the current valuations of high yield instruments remain attractive. If, as we expect, the U.S. economy continues to grow without overheating in the coming months, we anticipate a favorable environment for investments in corporate high yield bonds. At the same time, a number of developments bear careful observation. Emerging markets, which have demonstrated remarkable resilience in recent months, still face fundamental economic challenges. We continue to look for signs of strength that might lead us to allocate more of the Fund's resources to those markets.


                         8 Oppenheimer High Yield Fund

Credit Allocation(3)

 [The following table was represented as a pie chart in the printed material.]

Treasury/Agency         1.0%
A/BBB                   0.8%
BB/B                   69.5%
Other                  28.7%

We also remain cautious regarding the possibility of Y2K-related business disruptions that might affect corporate performance. Our disciplined investment strategy will guide us in evaluating investment challenges and opportunities as they arise, which is why Oppenheimer High Yield Fund remains part of The Right Way to Invest.

Corporate Bonds & Notes--Top 10 Sectors(4)
----------------------------------------------------------
Media/Entertainment: Telecommunications              17.6%
----------------------------------------------------------
Media/Entertainment: Wireless Communications          6.9
----------------------------------------------------------
Service                                               6.8
----------------------------------------------------------
Gaming/Leisure                                        5.6
----------------------------------------------------------
Energy                                                4.9
----------------------------------------------------------
Transportation                                        4.6
----------------------------------------------------------
Metals/Minerals                                       3.4
----------------------------------------------------------
Media/Entertainment: Cable/Wireless Video             3.2
----------------------------------------------------------
Chemicals                                             2.8
----------------------------------------------------------
Forest Products/Containers                            2.6
----------------------------------------------------------

(2) Standardized yield is based on net investment income for the 30-day period ended June 30, 1999. Falling share prices will tend to artificially raise yields.
(3) Portfolio is subject to change. Percentages are as of June 30, 1999, and are dollar-weighted based on total market value of investments. Average credit quality and ratings allocations include securities rated by a national rating organization. Under normal market conditions, the Fund invests at least 65% of its assets in high yield, lower rated fixed income securities commonly known as "junk bonds." Securities rated below investment grade carry a greater risk of default. While the Fund has generally invested under 15% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.
(4) Portfolio is subject to change. Percentages are as of June 30, 1999, and are based on total market value of net assets.


                         9 Oppenheimer High Yield Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 1999, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended June 30, 1999, bond markets experienced a high degree of volatility. From July to mid-October 1998, high yield bond prices fell sharply in response to fears of the possibility of global recession, while prices of Treasury bonds rose to historically high levels. The Fund's managers attempted to cushion the impact of those changes by shifting a portion of the Fund's assets into Treasuries and cash. When recession fears eased in late 1998, the managers redeployed those assets back into high yielding bonds, which performed well during the remainder of the twelve-month period. Beginning in April 1999, the managers increased the Fund's exposure to bonds of companies in cyclical, economically sensitive industries that stand to benefit from a recovery in global markets. This bond sector performed relatively strongly from early April through the end of the period. The Fund's portfolio holdings, allocations and strategies are subject to change.


                         10 Oppenheimer High Yield Fund

      o Comparing the Fund's Performance to the Market.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993, in the case of Class C shares, from the inception of the class on November 1, 1995, and in the case of Class Y shares, performance is measured from inception of the class on October 15, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index. The Merrill Lynch High Yield Bond Master Index is an index of below-investment-grade U.S. corporate issuers (ratings are generally comparable to below BBB of S&P). It is widely recognized as a measure of the U.S. corporate high yield bond market. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment-grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed rate corporate bond market.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index. Oppenheimer High Yield Fund Oppenheimer High Yield Fund


                         11 Oppenheimer High Yield Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer High Yield Fund (Class A), Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index

                               [GRAPHIC OMITTED]

Average Annual Total Return of Class A Shares of the Fund at 6/30/99(1)

1 year  -5.42%    5 year  7.63%     10 year  9.14%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer High Yield Fund (Class B), Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index

                               [GRAPHIC OMITTED]

Average Annual Total Return of Class B Shares of the Fund at 6/30/99(2)

1 year  -6.00%    5 year  7.55%     Life  7.82%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 6/30/89 for Class A, 4/30/93 for Class B, 10/31/95 for Class C and 09/30/97 for Class Y.

(1) The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total return for the one-year period is shown net of the applicable 5% contingent deferred sales charge.


                         12 Oppenheimer High Yield Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer High Yield Fund (Class C), Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index

                               [GRAPHIC OMITTED]

Average Annual Total Return of Class C Shares of the Fund at 6/30/99(3)

1 year   -2.39%      Life   7.93%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer High Yield Fund (Class Y), Merrill Lynch High Yield Bond Master Index and Lehman Brothers Corporate Bond Index

Average Annual Total Return of Class Y Shares of the Fund at 6/30/99(4)

1 year  -0.54%    Life  3.04%

(3) Class C shares of the Fund were first publicly offered on 11/1/95. The average annual total return for the one-year period is shown net of the applicable 1% contingent deferred sales charge.
(4) Class Y shares of the Fund was first publicly offered on 10/15/97. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                         13 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments  June 30, 1999
--------------------------------------------------------------------------------

                                                                 Face             Market Value
                                                                 Amount(1)        See Note 1
==============================================================================================
Mortgage-Backed Obligations--2.6%
----------------------------------------------------------------------------------------------
AMRESCO Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates, Series
1997-C1, Cl. H, 7%, 6/17/29(2)                                   $    840,000     $    547,312
----------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg
Pass-Through Certificates, Series 1997-D4, Cl. B3,
7.525%, 4/14/29(3)                                                  1,500,000        1,024,219
----------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 6.944%, 12/25/03(2)(3)                       1,452,000        1,263,240
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 194, Cl. IO, 10.219%, 4/1/28(4)                             32,181,086        9,966,080
Series 197, Cl. IO, 10.986%, 4/1/28(4)                             18,842,384        5,911,798
Series 199, Cl. IO, 22.643%, 8/1/28(4)                             14,142,122        4,434,881
----------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.055%, 2/25/11(2)(3)               4,500,000        3,217,500
----------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C2,
Cl. F, 6.75%, 4/16/29                                               3,000,000        1,968,750
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
Cl. X, 9.043%, 7/15/27(4)                                          73,878,466        6,233,496
----------------------------------------------------------------------------------------------
Goldman Sachs Group, LP, Collateralized Bond Obligation,
Sub. Bonds, Series 1A, Cl. D, 12.54%, 6/13/01                       2,000,000        1,995,000
----------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg
Pass-Through Certificates:
Series 1997-RR, Cl. D, 7.671%, 4/30/39(2)                           5,000,000        3,835,938
Series 1997-RR, Cl. F, 7.649%, 4/30/39(2)                           8,000,000        4,392,500
----------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg
Pass-Through Certificates, Series 1997-MC1, Cl. F,
7.452%, 5/20/07(2)                                                  1,400,000        1,120,000
----------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27                 1,348,873        1,229,161
----------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII,
Series 1996-C1, Cl. E, 9.184%, 1/20/06                              2,496,000        2,387,580
                                                                                   -----------
Total Mortgage-Backed Obligations (Cost $52,909,524)                                49,527,455

==============================================================================================
Foreign Government Obligations--1.2%
----------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Bonos de
Consolidacion de Deudas, Series I, 2.841%, 4/1/07(3) ARP           15,777,043        9,823,924
----------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Series PBA1, 2.88%, 4/1/07(3) ARP                                   2,489,687        1,531,948
----------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds,
5.875%, 7/28/11(3)                                                  5,650,000        3,842,000
----------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds,
6.086%, 12/23/23(3)                                                 1,750,000        1,071,875


                         14  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Face              Market Value
                                                                   Amount(1)         See Note 1
=================================================================================================
Foreign Government Obligations  (continued)
Panama (Republic of):
Bonds, 8.875%, 9/30/27                                             $      785,000     $   645,662
Interest Reduction Bonds, 4%, 7/17/14(5)                                1,375,000       1,010,625
Past Due Interest Debs., 5.41%, 7/17/16(3)                              1,924,740       1,417,090
=================================================================================================
Peru (Republic of):
Front-Loaded Interest Reduction Bonds, 3.75%, 3/7/17(5)                 1,000,000         543,750
Past Due Interest Bonds, Series 20 yr., 4%, 3/7/17(5)                   2,350,000       1,427,625
-------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(2) IDR                               1,000,000,000          76,255
-------------------------------------------------------------------------------------------------
Philippines (Republic of) Debs., 6%, 12/1/09(3)                           924,000         852,390
-------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts.,
Zero Coupon, 3/17/99(2)(6) IDR                                      4,000,000,000         159,773
                                                                                      -----------
Total Foreign Government Obligations (Cost $24,279,110)                                22,402,917

=================================================================================================
Loan Participations--0.4%
-------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan
Participation Nts., Tranche 1, 6%, 9/4/06(3)                            1,179,272         738,520
-------------------------------------------------------------------------------------------------
Central Bank of Indonesia Gtd. Nts.:
Series 2 yr., 8.375%, 8/25/00(2)(3)                                     3,000,000       2,797,500
Series 2 yr., 8.375%, 8/25/00(2)(3)                                     1,000,000         932,500
Series 3 yr., 8.375%, 8/25/01(2)(3)                                     2,500,000       2,200,000
Series 4 yr., 8.625%, 8/25/02(2)(3)                                       500,000         428,750
-------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation
Agreement, Tranche A, 5.906%, 1/1/09(2)(3)                              1,085,714         876,714
                                                                                      -----------
Total Loan Participations (Cost $6,816,854)                                             7,973,984

=================================================================================================
Corporate Bonds and Notes--82.4%
-------------------------------------------------------------------------------------------------
Aerospace/Defense--1.8%
Amtran, Inc.:
9.625% Nts., 12/15/05                                                   2,300,000       2,256,875
10.50% Sr. Nts., 8/1/04                                                 5,600,000       5,628,000
-------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.375% Sr. Unsec. Nts., 11/15/06                                        5,600,000       5,348,000
10.75% Sr. Nts., 8/1/05                                                   115,000         117,875
-------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                 4,000,000       4,110,000
-------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(2)                             3,000,000       2,872,500
-------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc., 12% Sr. Sub. Nts., 9/30/08(7)          4,000,000       4,060,000
-------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Sub. Gtd. Nts., 4/15/09(7)                  6,650,000       6,550,250
-------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust,
11.76% Sr. Nts., Series 1997-A, Cl. B, 6/15/04(2)                       2,164,900       2,252,362
-------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)              1,954,751       1,915,657
                                                                                      -----------
                                                                                       35,111,519


                         15  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                     Face            Market Value
                                                                     Amount(1)       See Note 1
==================================================================================================
Chemicals--2.8%
Brunner Mond Group plc, 12.50% Sr. Unsec. Sub. Nts., 7/15/08 GBP     $  4,600,000     $  4,386,843
--------------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07              4,630,000        4,450,587
--------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09(7)                                 3,000,000        3,045,000
10.125% Sr. Unsec. Sub. Nts., 7/1/09 EUR                                2,700,000        2,826,205
--------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                       700,000          521,500
--------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.875% Nts., Series B, 5/1/07(7)                                        2,300,000        2,363,250
10.875% Sr. Sub. Nts. 5/1/09(7)                                         3,000,000        3,135,000
--------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                    11,325,000       11,947,875
--------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                   1,000,000          815,000
--------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07             2,020,000        1,666,500
--------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                           2,000,000        1,950,000
--------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec
Sub. Nts., Series B, 8/1/07                                             7,255,000        7,309,412
--------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                            1,560,000        1,162,200
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                    4,905,000        3,752,325
--------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(7)                     4,200,000        4,257,750
                                                                                      ------------
                                                                                        53,589,447

--------------------------------------------------------------------------------------------------
Consumer Durables--0.2%
Holmes Products Corp., 9.875% Sr. Sub. Nts.,
Series C, 11/15/07(2)                                                   1,000,000          972,500
--------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts.,
Series B, 7/15/02                                                         340,000          256,700
--------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts.,
12/15/05(2)                                                             2,695,000        3,031,848
                                                                                      ------------
                                                                                         4,261,048

--------------------------------------------------------------------------------------------------
Consumer Non-Durables--2.5%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(8)                                    2,520,000          970,200
10.50% Sr. Unsec. Nts., 7/1/08                                          4,200,000        4,095,000
--------------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05         4,000,000        2,550,000
--------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08          4,675,000        4,675,000
--------------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03             3,780,000        3,836,700
--------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(7)             7,000,000        6,055,000
--------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/08                                                        3,500,000        2,642,500
--------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08           1,525,000        1,532,625
--------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/98(2)(6)(9)(10)          5,955,189               --


                        16  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Face             Market Value
                                                                         Amount(1)        See Note 1
======================================================================================================
Consumer Non-Durables  (continued)
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                                      $  5,335,000     $  5,014,900
9% Sr. Nts., 11/1/06                                                        4,515,000        4,469,850
------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec
Disc. Nts., Series B, 17.32%, 3/15/01(11)                                   6,420,000        4,205,100
------------------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                         7,000,000        7,280,000
------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08              1,200,000        1,170,000
                                                                                          ------------
                                                                                            48,496,875

------------------------------------------------------------------------------------------------------
Energy--4.9%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(7)                      3,500,000        3,438,750
------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06(12)                                         3,227,000        2,855,895
9.625% Sr. Unsec. Nts., Series B, 5/1/05                                    4,450,000        4,183,000
------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875%
Sr. Sub. Nts., 11/15/07                                                     5,450,000        4,816,437
------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                        3,175,000        2,782,094
------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B, 2/15/08        2,800,000        1,778,000
------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                          2,500,000        2,243,750
------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(7)                    2,800,000        1,834,000
------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07(6)                                   1,700,000        1,198,500
9.50% Sr. Sub. Nts., 11/1/06(6)                                             1,700,000        1,088,000
------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(8)                  14,875,000        5,280,625
------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(7)         9,725,000        8,606,625
------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08           4,015,000        2,148,025
------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners LP/Leviathan Financial Corp.,
10.375% Sr. Sub. Nts., 6/1/09(7)                                            3,750,000        3,843,750
------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(6)          5,995,000        2,368,025
------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                           4,980,000        3,610,500
------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08            5,400,000        5,386,500
------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                            7,525,000        7,167,562
------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 12.25% Sr. Nts., 3/15/06(7)                               6,000,000        6,210,000
------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                          12,535,000        6,627,881
------------------------------------------------------------------------------------------------------
RBF Finance Co.:
11% Sec. Nts., 3/15/06(7)                                                   6,000,000        6,210,000
11.375% Sec. Nts., 3/15/09(7)                                               2,500,000        2,600,000
------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals
(Canada), Inc., 11.75% First Mtg. Nts., Series B, 11/15/03                    925,000          982,812
------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                            4,210,000        4,210,000
------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(8)                                        4,200,000        2,646,000
0%/11.375% Sr. Disc. Nts., 2/15/09(8)                                       1,680,000        1,016,400
                                                                                          ------------
                                                                                            95,133,131


                         17  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                           Face               Market Value
                                                                           Amount(1)          See Note 1
==========================================================================================================
Financial--1.3%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                  $    1,125,000     $    849,375
----------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07(2)                                          78,000           67,957
----------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                                        66,283           66,449
----------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04                        4,455,000        2,606,175
----------------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co.
(The) LLC, 8.79% Bonds, 12/29/49(3)(7)                                          4,485,000        3,762,713
----------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2)(6)                          8,802,000               --
----------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 9.643% Nts., 11/19/07(3)(7)                                 1,000,000        1,025,000
----------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 24% Nts., 6/19/03(6) IDR                          2,464,500,000           46,535
----------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75%
Sr. Sec. Nts., Series B, 4/1/08                                                11,610,000       10,855,350
----------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28                                         2,525,000        2,026,312
----------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                               3,820,000        3,762,700
                                                                                              ------------
                                                                                                25,068,566

----------------------------------------------------------------------------------------------------------
Food & Drug--2.3%
AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                                       4,730,000        4,800,950
----------------------------------------------------------------------------------------------------------
Family Restaurants, Inc.:
9.75% Sr. Nts., 2/1/02                                                          9,500,000        4,856,875
10.875% Sr. Sub. Disc. Nts., 2/1/04(2)                                            450,000          237,375
----------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                         3,050,000        2,882,250
10.625% Sr. Sub. Nts., Series B, 7/31/07                                        8,255,000        7,697,787
----------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.:
0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(8)                             5,610,000        5,581,950
12.625% Sub. Nts., 6/15/02                                                     10,500,000       10,710,000
----------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07            5,645,000        5,955,475
----------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04(2)                       1,065,000        1,142,212
                                                                                              ------------
                                                                                                43,864,874

----------------------------------------------------------------------------------------------------------
Food/Tobacco--2.2%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                       1,680,000        1,654,800
----------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                            10,015,000        9,839,737
----------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(8)            4,571,000        3,382,540
----------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                  6,845,000        7,221,475
----------------------------------------------------------------------------------------------------------
New World Pasta Co., 9.25% Sr. Sub. Nts., 2/15/09(7)                            6,000,000        5,865,000
----------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                     6,400,000        6,304,000
----------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10                            1,150,000          868,250
----------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                    2,240,000        2,038,400
----------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07          3,435,000        2,765,175
----------------------------------------------------------------------------------------------------------
Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09(7)            3,500,000        3,447,500
                                                                                              ------------
                                                                                                43,386,877


                         18  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face             Market Value
                                                                            Amount(1)        See Note 1
=========================================================================================================
Forest Products/Containers--2.6%
Ball Corp.:
7.75% Sr. Unsec. Nts., 8/1/06                                               $  2,500,000     $  2,453,125
8.25% Sr. Unsec. Sub. Nts., 8/1/08                                             3,300,000        3,267,000
---------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                               4,000,000        3,820,000
---------------------------------------------------------------------------------------------------------
Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                3,335,000        3,251,625
---------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Sub. Nts., 4/1/09(7)                    1,500,000        1,530,000
---------------------------------------------------------------------------------------------------------
Repap Enterprises (New Brunswick), 9%
First Priority Sr. Sec. Nts., 6/1/04                                           2,900,000        2,718,750
---------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                3,220,000        3,316,600
10.875% Sr. Sub. Nts., 4/1/08                                                  6,400,000        6,256,000
---------------------------------------------------------------------------------------------------------
SD Warren Co.:
12% Sr. Sub. Nts., Series B, 12/15/04                                          4,450,000        4,783,750
14% Unsec. Nts., 12/15/06(9)                                                   9,895,722       11,355,341
---------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                      2,750,000        2,884,062
---------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                             5,590,000        5,590,000
                                                                                             ------------
                                                                                               51,226,253

---------------------------------------------------------------------------------------------------------
Gaming/Leisure--5.6%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(8)                        1,400,000          770,000
---------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                               3,080,000        2,791,250
---------------------------------------------------------------------------------------------------------
Aztar Corp., 8.875% Sr. Sub. Nts., 5/15/07(7)                                  4,500,000        4,331,250
---------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(6)             22,500               --
---------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00(2)(6)                                                       1,000,000           50,000
---------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                3,000,000        2,820,000
---------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03        3,000,000        3,408,750
---------------------------------------------------------------------------------------------------------
Coast Hotel & Casinos, Inc., 9.50% Sr. Sub. Nts., 4/1/09(7)                    2,250,000        2,176,875
---------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                        860,000          863,225
---------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                 4,800,000        4,512,000
---------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                             4,100,000        3,884,750
---------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                     280,000          292,600
---------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sec. Nts., 5/1/07(7)                            4,500,000        4,556,250
---------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07            6,000,000        5,985,000
---------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                           11,355,000       11,596,294
---------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                       7,980,000        8,079,750
---------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Sub. Nts., 4/15/09(7)                   4,900,000        4,618,250
---------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Nts., 3/1/06(7)                                       5,200,000        5,122,000
---------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Sub. Nts., 8/15/07(7)                    2,200,000        2,101,000
---------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09            5,000,000        4,975,000


                         19  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                           Face             Market Value
                                                                           Amount(1)        See Note 1
========================================================================================================
Gaming/Leisure  (continued)
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(8)                                           $  4,880,000     $  3,263,500
9.25% Sr. Nts., 4/1/06                                                        1,850,000        1,831,500
9.75% Sr. Nts., 6/15/07                                                       5,000,000        5,075,000
--------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                        3,640,000        3,658,200
--------------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
9.75% Sr. Sub. Nts., 4/15/07                                                  5,800,000        5,916,000
10.125% Sr. Sub. Nts., 3/15/06                                                6,000,000        6,225,000
--------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas
Sands, Inc., 12.25% Mtg. Nts., 11/15/04                                       9,000,000        9,045,000
                                                                                            ------------
                                                                                             107,948,444

--------------------------------------------------------------------------------------------------------
Healthcare--1.1%
ICN Pharmaceuticals, Inc., 8.75% Sr. Nts., 11/15/08(7)                        5,040,000        4,977,000
--------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
9.50% Sr. Sub. Nts., 9/15/07                                                  3,515,000        2,583,525
10.25% Sr. Sub. Nts., 4/30/06                                                 5,330,000        3,937,537
--------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07           85,000           76,075
--------------------------------------------------------------------------------------------------------
King Pharmaceutical, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09               4,500,000        4,668,750
--------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(7)                           4,200,000        4,347,000
--------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08        1,250,000        1,187,500
                                                                                            ------------
                                                                                              21,777,387

--------------------------------------------------------------------------------------------------------
Housing--1.6%
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                        4,320,000        4,082,400
--------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                          4,500,000        4,477,500
--------------------------------------------------------------------------------------------------------
Engle Homes, Inc., 9.25% Sr. Unsec. Nts., Series C, 2/1/08                    2,160,000        2,019,600
--------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                    995,000          957,687
--------------------------------------------------------------------------------------------------------
Nortek, Inc:
8.875% Sr. Nts., 8/1/08(7)                                                    1,750,000        1,723,750
9.125% Sr. Nts., Series B, 9/1/07                                             9,540,000        9,492,300
9.25% Sr. Nts., Series B, 3/15/07                                             7,545,000        7,582,725
                                                                                            ------------
                                                                                              30,335,962

--------------------------------------------------------------------------------------------------------
Information Technology--2.6%
Amkor Technologies, Inc.:
9.25% Sr. Nts., 5/1/06(7)                                                     9,500,000        9,310,000
10.50% Sr. Sub. Nts., 5/1/09(7)                                               9,500,000        9,191,250
--------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(2)                               3,780,000        2,579,850
--------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                          4,000,000        3,730,000
--------------------------------------------------------------------------------------------------------
Dialog Corp. plc, 11% Sr. Sub. Nts., Series B, 11/15/07                       3,250,000        2,957,500
--------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                 2,355,000        2,319,675
--------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                    2,805,000        2,734,875


                         20  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face             Market Value
                                                                           Amount(1)        See Note 1
========================================================================================================
Information Technology  (continued)
Fairchild Semiconductor Corp., 10.375% Sr. Sub. Nts., 10/1/07(7)           $  9,175,000     $  9,060,312
--------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                       5,200,000        5,798,000
--------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                 3,360,000        2,990,400
                                                                                            ------------
                                                                                              50,671,862

--------------------------------------------------------------------------------------------------------
Manufacturing--2.6%
Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                              3,600,000        3,510,000
--------------------------------------------------------------------------------------------------------
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                     2,020,000        2,002,325
--------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                            2,150,000        1,655,500
--------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                350,000          360,500
--------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec
Sub. Nts., 3/1/08                                                             2,800,000        2,674,000
--------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                              2,250,000        1,653,750
--------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07            3,500,000        3,167,500
--------------------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                     7,055,000        6,984,450
--------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05        6,055,000        6,312,337
--------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07            3,150,000        3,205,125
--------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12% Bonds, 2/15/02                                  700,000          243,250
--------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                    1,960,000        1,734,600
--------------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Unsec. Nts., Series B, 4/1/08        1,000,000          585,000
--------------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                      3,900,000        3,861,000
--------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
Series B, 6/15/07                                                             5,480,000        5,206,000
--------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., 4/1/08                                           1,960,000        1,881,600
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08(7)                              2,000,000        1,920,000
--------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                            2,800,000        2,870,000
                                                                                            ------------
                                                                                              49,826,937

--------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--2.0%
Allbritton Communications Co., 8.875% Sr. Sub. Nts.,
Series B, 2/1/08                                                              1,625,000        1,572,187
--------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07              5,170,000        5,273,400
--------------------------------------------------------------------------------------------------------
CBS Radio, Inc., 11.375% Unsec. Sub. Debs., 1/15/09(9)                        2,048,300        2,332,502
--------------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                 1,400,000        1,401,750
9% Sr. Unsec. Sub. Nts., 10/1/08                                              9,000,000        9,202,500
10.50% Sr. Sub. Nts., Series B, 1/15/07                                       1,240,000        1,308,200
--------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09(7)                  5,500,000        5,259,375
--------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(5)                       1,800,000        1,863,000
--------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07              5,045,000        5,007,162


                         21  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                       Face             Market Value
                                                                       Amount(1)        See Note 1
====================================================================================================
Media/Entertainment: Broadcasting  (continued)
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                  $  1,520,000     $  1,634,000
12.50% Sr. Nts., 6/15/02                                                    700,000          773,500
----------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                   2,850,000        2,778,750
                                                                                        ------------
                                                                                          38,406,326

----------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--3.2%
Adelphia Communications Corp.:
8.125% Sr. Nts., Series B, 7/15/03                                        3,000,000        2,955,000
8.375% Sr. Nts., Series B, 2/1/08                                         3,700,000        3,579,750
9.875% Sr. Nts., Series B, 3/1/07                                         3,545,000        3,722,250
----------------------------------------------------------------------------------------------------
Bresnan Communications, Inc.:
0%/9.25% Sr. Disc. Nts., 2/1/09(7)(8)                                     6,350,000        4,159,250
8% Sr. Nts., 2/1/09(7)                                                    1,350,000        1,339,875
----------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter
Communication Holdings Capital Corp.:
0%/9.92% Sr. Disc. Nts., 4/1/11(7)(8)                                     8,000,000        5,000,000
8.25% Sr. Nts., 4/1/07(7)                                                 2,000,000        1,925,000
8.625% Sr. Nts., 4/1/09(7)                                                1,000,000          965,000
----------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                              600,000          643,500
9.875% Sr. Sub. Nts., 5/15/06                                             3,000,000        3,195,000
----------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(8)        2,500,000          734,375
----------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09(7)                    17,000,000       17,382,500
----------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                       1,934,677        1,934,677
----------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Sinking Fund Bonds, 11/9/01(2)                         2,026,356        2,026,357
----------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
Series B, 4/15/10(8)                                                      8,305,000        5,855,025
----------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 CAD                  3,030,000        2,088,176
----------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(8)                                                      6,110,000        4,047,875
                                                                                        ------------
                                                                                          61,553,610

----------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--1.9%
Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09          5,500,000        5,458,750
----------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11               4,000,000        3,780,000
----------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 0%/10.75% Bonds, 3/15/08(8) GBP                    250,000          202,732
----------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.:
8.875% Sr. Unsec. Sub. Nts., 12/15/10                                     2,000,000        1,850,000
9.50% Sr. Unsec. Sub. Nts., 6/1/08                                        2,750,000        2,585,000
----------------------------------------------------------------------------------------------------
SFX Entertainment, Inc.:
9.125% Sr. Unsec. Sub. Nts., 12/1/08                                      8,000,000        7,800,000
9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                             9,175,000        9,037,375


                         22  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Face             Market Value
                                                                    Amount(1)        See Note 1
=================================================================================================
Media/Entertainment: Diversified Media  (continued)
TV Guide, Inc., 8.125% Sr. Sub. Nts., 3/1/09(7)                     $  4,000,000     $  3,805,000
-------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09           3,000,000        2,835,000
                                                                                     ------------
                                                                                       37,353,857

-------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--17.6%
Allegiance Telecom, Inc., 12.875% Sr. Nts., 5/15/08                    1,000,000        1,085,000
-------------------------------------------------------------------------------------------------
Amazon.Com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(8)             14,940,000        9,823,050
-------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(8)                                850,000          709,750
7.625% Bonds, 7/31/08 DEM                                              9,750,000        5,121,718
8.875% Sr. Nts., 11/30/07 DEM                                          2,295,000        1,262,691
10.125% Sr. Nts., 11/30/07 GBP                                         3,275,000        5,568,662
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to
purchase 7.8 ordinary shares)(8)(13)                                   7,055,000        5,890,925
-------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc
Debs., 11/15/07(8)                                                     5,570,000        5,103,512
-------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07             3,065,000        3,225,913
-------------------------------------------------------------------------------------------------
Convergent Communications, Inc., 13% Sr. Nts., 4/1/08                  2,500,000        2,190,625
-------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50%
Sr. Disc. Nts., 3/15/08(8)                                            16,200,000        8,991,000
-------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(8)                                     700,000          542,500
0%/11.75% Sr. Disc. Nts., 12/15/05(8)                                 16,675,000       15,090,875
-------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                          1,400,000        1,410,500
-------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07                 2,750,000        2,158,750
-------------------------------------------------------------------------------------------------
Exodus Communications, Inc.:
11.25% Sr. Nts., 7/1/08(7)                                             4,000,000        4,220,000
11.25% Sr. Nts., 7/1/08                                                2,725,000        2,874,875
-------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc., 0%/13%
Sr. Disc. Nts., 4/15/08(2)(8)                                          5,000,000        2,625,000
-------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125%
Sr. Unsec. Disc. Nts., 2/15/08(8)                                      5,740,000        3,243,100
-------------------------------------------------------------------------------------------------
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                         5,295,000        5,427,375
-------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05(2)                           6,510,000        6,249,600
-------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875%
Cv. Sr. Sub. Disc. Nts., 12/15/05(7)(8)                                1,400,000        1,898,750
-------------------------------------------------------------------------------------------------
GST Telecommunications, Inc./GST Network
Funding Corp., Inc., 0%/10.50% Sr. Disc. Nts., 5/1/08(7)(8)            4,730,000        2,696,100
-------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(8)             4,360,000        3,597,000
-------------------------------------------------------------------------------------------------
Hyperion Telecommunication, Inc., 12% Sr. Sub. Nts., 11/1/07(7)        7,825,000        8,040,188
-------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(8)             800,000          628,000
-------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Exchangeable
Unsec. Disc. Nts., 2/15/08(8)                                          3,985,000        2,291,375


                         23  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                       Face             Market Value
                                                                       Amount(1)        See Note 1
====================================================================================================
Media/Entertainment: Telecommunications  (continued)
Intermedia Communications, Inc.:
0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(8)                          $  6,000,000     $  3,360,000
8.50% Sr. Nts., Series B, 1/15/08                                         5,895,000        5,423,400
8.60% Sr. Unsec. Nts., Series B, 6/1/08                                   5,000,000        4,625,000
8.875% Sr. Nts., 11/1/07                                                  4,995,000        4,707,788
----------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc.:
0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(2)(8)                           12,340,000        6,848,700
13.50% Sr. Nts., 5/15/09(7)                                               1,800,000        1,811,250
----------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08(8)                                     16,000,000        9,920,000
9.125% Sr. Unsec. Nts., 5/1/08                                            1,000,000          987,500
----------------------------------------------------------------------------------------------------
Long Distance International, Inc., 12.25% Sr. Unsec. Nts., 4/15/08        1,090,000          659,450
----------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Nts., 2/15/09(7)                              1,950,000        1,813,500
----------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts.,
Series B, 11/15/08                                                        7,000,000        7,227,500
----------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Sr. Disc. Nts., 11/1/07(8) DEM                                     2,800,000          922,743
0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(8)                            1,400,000          878,500
----------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.125% Sr. Nts., 6/15/09(7)                        5,000,000        5,050,000
----------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(8)                                1,200,000          720,000
9.625% Sr. Nts., 10/1/07                                                  9,895,000        9,672,363
10.75% Sr. Unsec. Nts., 11/15/08                                          6,600,000        6,781,500
10.75% Sr. Unsec. Nts., 6/1/09                                            1,000,000        1,030,000
----------------------------------------------------------------------------------------------------
NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08                   2,700,000        2,808,000
----------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(8)                    3,995,000        2,756,550
0%/9.75% Sr. Nts., 4/15/09(8) GBP                                        19,350,000       18,110,209
0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(2)(8) GBP              2,955,000        3,062,613
0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8)                         13,905,000        9,559,688
10% Sr. Nts., Series B, 2/15/07                                           3,930,000        4,087,200
11.50% Sr. Unsec. Nts., Series B, 10/1/08                                 7,000,000        7,743,750
----------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                             15,535,000       11,884,275
----------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(7)                 630,000          350,438
----------------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(2)                     4,000,000          970,000
----------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B, 2/15/05                                    4,530,000        4,575,300
11.50% Sr. Unsec. Nts., 11/1/08                                          10,000,000       10,600,000
----------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47%
Sr. Disc. Nts., 10/15/07(8)                                               5,520,000        4,333,200
----------------------------------------------------------------------------------------------------
RSL Communications plc, 10.50% Gtd. Sr. Nts., 11/15/08                    4,800,000        4,776,000
----------------------------------------------------------------------------------------------------
Tele1 Europe BV, Units (each unit consists of $1,000
principal amount of 13% Sr. Nts., 5/15/09 and one
warrant to purchase 40.403 shares of common stock)(7)(13)                 1,000,000        1,042,500


                         24  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Face             Market Value
                                                                    Amount(1)        See Note 1
=================================================================================================
Media/Entertainment: Telecommunications  (continued)
Telewest Communications plc:
0%/9.25% Sr. Nts., 4/15/09(7)(8)                                    $  7,500,000     $  5,034,375
0%/9.875% Sr. Nts., 4/15/09(7)(8) GBP                                  8,500,000        8,843,043
0%/11% Sr. Disc. Debs., 10/1/07(8)                                     9,060,000        8,108,700
11.25% Sr. Nts., 11/1/08                                               6,065,000        6,838,288
-------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                       6,100,000        6,283,000
-------------------------------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Unsec. Nts., 7/1/08(2)                         2,800,000        2,926,000
-------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                                        5,300,000        5,419,250
11.25% Sr. Nts., 12/1/08                                               5,400,000        5,683,500
13.50% Sr. Unsec. Nts., 6/15/04                                          725,000          815,625
-------------------------------------------------------------------------------------------------
Viatel, Inc.:
0%/12.50% Sr. Unsec. Disc. Nts., 4/15/08(8)                            8,350,000        5,385,750
11.15% Sr. Nts., 4/15/08 DEM                                           5,000,000        2,656,182
11.25% Sr. Sec. Nts., 4/15/08                                          2,925,000        2,998,125
-------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts.,
Series B, 3/1/05(2)(8)                                                10,160,000        6,197,600
-------------------------------------------------------------------------------------------------
Winstar Equipment Corp., 12.50% Gtd. Sr. Sec
Exchangeable Nts., 3/15/04                                             2,000,000        2,095,000
                                                                                     ------------
                                                                                      340,350,189

-------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--6.9%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                     1,400,000        1,211,000
-------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(8)          9,220,000        3,918,500
-------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08(7)           4,000,000        4,150,000
-------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75%
Sr. Disc. Nts., 12/15/05(8)                                              670,000          616,400
-------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11(8)                                  6,500,000        3,802,500
0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8)                          8,790,000        6,153,000
9% Sr. Nts., 5/15/11                                                   5,200,000        5,122,000
-------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(8)        4,650,000        2,266,875
-------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                  1,160,000        1,235,400
-------------------------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd., Units
(each unit consists of $1,000 principal amount of
15% sr. nts., 8/1/05 and one warrant to purchase
19.85 shares of common stock)(13)                                      2,800,000        1,162,000
-------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06             2,000,000        1,745,000
-------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(8) CAD                   6,405,000        2,672,270
0%/12% Sr. Disc. Nts., 6/1/09(7)(8)                                    7,000,000        4,025,000
0%/14% Sr. Disc. Nts., Series B, 6/1/06(8)                             3,900,000        3,168,750
-------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50%
Sr. Disc. Nts., 6/1/06(8)                                              1,760,000        1,302,400


                         25  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                         Face             Market Value
                                                                         Amount(1)        See Note 1
======================================================================================================
Media/Entertainment: Wireless Communications  (continued)
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(8)                                     $  3,000,000     $  2,107,500
0%/9.95% Sr. Disc. Nts., 2/15/08(8)                                         5,690,000        3,926,100
0%/10.65% Sr. Disc. Nts., 9/15/07(8)                                        4,915,000        3,600,238
------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                   5,810,000        5,955,250
11.625% Sr. Nts., Series A, 8/15/06                                         8,545,000        8,758,625
------------------------------------------------------------------------------------------------------
Orange plc, 8% Sr. Nts., 8/1/08                                            12,500,000       12,000,000
------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04              4,275,000        4,168,125
------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(8)           5,310,000        2,947,050
------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(8)           9,895,000        5,714,363
------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., Series B, 12/15/06                                    8,000,000        8,120,000
11.75% Sr. Sub. Nts., 7/15/07                                               4,225,000        4,753,125
------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07                           5,000,000        5,012,500
------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08               6,400,000        6,464,000
------------------------------------------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04                             500,000          398,750
------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8)          16,320,000        9,465,600
------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc.:
0%/11.25% Sr. Disc. Nts., 4/15/09(7)(8)                                     5,175,000        2,923,875
0%/12% Sr. Disc. Nts., 7/15/08(7)(8)                                        7,550,000        4,794,250
                                                                                          ------------
                                                                                           133,660,446

------------------------------------------------------------------------------------------------------
Metals/Minerals--3.4% AK Steel Corp.:
7.875% Sr. Nts., 2/15/09(7)                                                11,175,000       10,783,875
9.125% Sr. Nts., 12/15/06                                                   1,000,000        1,035,000
------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                        2,265,000        2,347,106
------------------------------------------------------------------------------------------------------
California Steel Industries Corp., 8.50% Sr. Nts., 4/1/09(7)                4,000,000        3,915,000
------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                    5,025,000        4,597,875
------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08           4,540,000        4,449,200
------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08        1,400,000        1,410,500
------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03              2,975,000        3,049,375
------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(8)             11,000,000        4,235,000
------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                      9,585,000        9,249,525
------------------------------------------------------------------------------------------------------
National Steel Corp.:
9.875% First Mtg. Bonds, Series D, 3/1/09                                   2,400,000        2,454,000
9.875% Nts., Series B, 3/1/09(7)                                            3,850,000        3,936,625
------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01          7,090,000        7,391,325
------------------------------------------------------------------------------------------------------
WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                                  7,000,000        6,632,500
                                                                                          ------------
                                                                                            65,486,906


                         26  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Face             Market Value
                                                                     Amount(1)        See Note 1
==================================================================================================
Retail--1.1%
Boyds Collection Ltd. (The), 9% Sr. Sub. Nts., 5/15/08(7)            $  3,221,000     $  3,196,843
--------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125%
Sr. Unsec. Sub. Nts., 5/1/08                                            3,435,000        3,005,625
--------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                              6,585,000        6,321,600
--------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                      2,100,000        2,037,000
--------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08             5,240,000        5,213,800
--------------------------------------------------------------------------------------------------
Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(7)                       1,000,000          650,000
--------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                      1,600,000        1,620,000
                                                                                      ------------
                                                                                        22,044,868

--------------------------------------------------------------------------------------------------
Service--6.8%
Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts.,
Series B, 1/1/09                                                        4,400,000        4,103,000
--------------------------------------------------------------------------------------------------
American Plumbing & Mechanical, Inc., 11.625%
Gtd. Sr. Sub. Nts., 10/15/08(7)                                         6,500,000        6,305,000
--------------------------------------------------------------------------------------------------
Cherokee International LLC, 10.50% Sr. Sub. Nts., 5/1/09(7)             6,000,000        6,015,000
--------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(8)                       4,000,000        4,100,000
--------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07(2)            3,000,000        2,838,750
--------------------------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., 5/1/09(7)                                             6,500,000        6,240,000
9% Sr. Sub. Nts., 5/1/09(7) EUR                                         2,500,000        2,481,502
--------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
9% Sr. Unsec. Sub. Nts., 2/1/08                                         8,425,000        8,045,875
9% Sr. Unsec. Sub. Nts., 2/1/08                                         1,510,000        1,442,050
--------------------------------------------------------------------------------------------------
Formica Corp., 10.875% Sr. Sub. Nts., 3/1/09(7)                         5,000,000        4,875,000
--------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25%
Sr. Unsec. Sub. Nts., 8/15/08                                           4,050,000        4,191,750
--------------------------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Sub. Nts., 4/1/09(7)                         4,000,000        3,860,000
--------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09        10,570,000       10,094,350
--------------------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                    5,065,000        5,242,275
--------------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(2)       11,000,000        9,350,000
--------------------------------------------------------------------------------------------------
Panolam Industries International, Inc., 11.50%
Sr. Sub. Nts., 2/15/09(7)                                               4,000,000        4,150,000
--------------------------------------------------------------------------------------------------
Premier Graphics, Inc., 11.50% Sr. Unsec. Nts., 12/1/05(2)              5,000,000        4,825,000
--------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                                        2,432,000        2,216,160
13.625% Sr. Sub. Disc. Nts., 6/30/05                                    8,545,000        9,602,444
--------------------------------------------------------------------------------------------------
Quest Diagnostic, Inc., 9.875% Sr. Sub. Nts., 7/1/09(7)(14)             4,200,000        4,252,500
--------------------------------------------------------------------------------------------------
Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09(7)                  3,900,000        3,861,000
--------------------------------------------------------------------------------------------------
Tele1 Europe BV, Units (each unit consists of $1,000
principal amount of 13% sr. nts., 5/15/09 and one
warrant to purchase 40.403 shares of common stock)(2)(13) EUR           3,000,000        3,209,838
--------------------------------------------------------------------------------------------------
Tembec Industries, Inc., 8.625% Sr. Nts., 6/30/09                       4,000,000        4,000,000


                         27  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                        Face             Market Value
                                                                        Amount(1)        See Note 1
=====================================================================================================
Service  (continued)
United Rentals, Inc.:
9% Nts., 4/1/09(7)                                                      $  2,900,000     $  2,856,500
9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                              8,000,000        7,920,000
-----------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                 1,685,000        1,853,500
-----------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., 5/1/09(7)                                 3,000,000        3,060,000
                                                                                         ------------
                                                                                          130,991,494

-----------------------------------------------------------------------------------------------------
Transportation--4.6%
Budget Group, Inc., 9.125% Sr. Nts., 4/1/06(7)                            11,000,000       10,285,000
-----------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                    1,325,000        1,384,625
-----------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec
Sub. Nts., 4/15/06                                                         6,750,000        6,817,500
-----------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                                              1,000,000        1,007,500
11% Sr. Sub. Nts., 7/15/06                                                 8,625,000        9,379,688
-----------------------------------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(7)                       4,100,000        4,161,500
-----------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                2,845,000        2,802,325
-----------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts.,
7/15/05 and one warrant to purchase five shares of
common stock)(2)(13)                                                       6,400,000        3,616,000
-----------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                           6,935,000        3,432,825
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(13)          4,620,000        1,501,500
-----------------------------------------------------------------------------------------------------
Oxford Automotive, Inc.:
10.125% Sr. Sub. Nts., 6/15/07(7)                                          4,000,000        4,020,000
10.125% Sr. Unsec. Sub. Nts., 6/15/07                                      1,150,000        1,155,750
-----------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 11.50% First
Preferred Ship Mtg. Nts., 5/30/08                                          4,000,000        1,615,000
-----------------------------------------------------------------------------------------------------
TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                       560,000          487,200
-----------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                11,200,000        9,926,000
-----------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(8)                                     25,515,000       25,387,425
-----------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)            3,583,160        1,863,244
                                                                                         ------------
                                                                                           88,843,082

-----------------------------------------------------------------------------------------------------
Utilities--0.8%
Calpine Corp., 10.50% Sr. Nts., 5/15/06                                    2,990,000        3,199,300
-----------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11         5,550,000        6,152,497
-----------------------------------------------------------------------------------------------------
Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., 2/1/09(7)        3,000,000        2,970,000


                         28  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Face             Market Value
                                                                        Amount(1)        See Note 1
=======================================================================================================
Utilities  (continued)
Niagara Mohawk Power Corp., 0%/8.50% Sr. Unsec. Nts.,
Series H, 7/1/10(8)                                                     $  3,000,000     $    2,262,465
-------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(2)                          135,620            121,381
                                                                                         --------------
                                                                                             14,705,643
                                                                                         --------------
Total Corporate Bonds and Notes (Cost $1,683,074,160)                                     1,594,095,603

                                                                          Shares
=======================================================================================================
Preferred Stocks--6.4%
-------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(9)                       74,545          1,658,626
-------------------------------------------------------------------------------------------------------
Capstar Communications, Inc., 12.625% Cum
Exchangeable, Series E, Non-Vtg.(2)(9)                                         7,922            920,932
-------------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A(2)(9)(10)                                           160,595          4,014,875
-------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cv., Non-Vtg.(7)                                  72,575          1,787,159
-------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Sr. Exchangeable(9)                               3,180          2,154,450
-------------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Sr. Redeemable
Exchangeable, Series B, Non-Vtg.(9)                                            5,038          4,723,130
-------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 8.50% Cum. Cv., Series I, Non-Vtg                        142,500         15,390,000
-------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Exchangeable, Non-Vtg.(2)(15)                     140,000          6,195,000
-------------------------------------------------------------------------------------------------------
Dobson Communications Corp.:
12.25% Sr. Exchangeable(9)                                                     5,286          5,008,485
13% Sr. Exchangeable(7)(9)                                                     8,000          7,860,000
-------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable Non-Vtg.(9)                3,096          1,091,340
-------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Cum. Exchangeable,
Series B, 3/1/08, Non-Vtg.(15)                                                28,000          1,463,000
-------------------------------------------------------------------------------------------------------
Earthwatch, Inc., $8.50 Cv. Sr. Preferred, Series C, Non-Vtg.(7)(9)          172,052            258,078
-------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum
Exchangeable Perpetual Preferred Stock, Series A(2)(15)                           30                697
-------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 10.50% Sr. Exchangeable Preferred, 12/1/08              45,000          4,781,250
-------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(9)                           3,120          3,112,200
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
Depositary Shares Representing one one-hundredth 7%
Cum. Cv. Jr., Series E, Non-Vtg.(7)                                           84,480          2,428,800
13.50% Exchangeable, Series B(9)                                               3,080          3,026,100
-------------------------------------------------------------------------------------------------------
International Utility Structures, Inc.:
13% Preferred, Non-Vtg.(7)(9)                                                     74             70,392
Units (each unit consists of $1,000 principal amount of
13% sr. exchangeable preferred stock and one warrant to
purchase 30 shares of common stock)(2)(9)(13)                                    560            553,700
-------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
Exchangeable Preferred Stock, Non-Vtg.(9)                                     91,759          3,647,420


                         29  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                    Market Value
                                                                        Shares      See Note 1
================================================================================================
Preferred Stocks  (continued)
Nextel Communications, Inc., 11.125%
Preferred, Series E, Non-Vtg.(9)                                          5,329     $  5,342,322
------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(9)                    149,822        7,603,467
------------------------------------------------------------------------------------------------
Packaging Corp. of America, 12.375%(7)(9)                                10,000        1,057,500
------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr
Exchangeable, Non-Vtg.(9)                                                   451        3,940,613
------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable, Series H, Non-Vtg                                  101,200        9,651,950
9.20% Exchangeable, Series F, Non-Vtg                                    22,500        2,207,813
------------------------------------------------------------------------------------------------
R&B Falcon Corp., 13.875% Cum. Sr. Preferred, Units
(one $1,000 sr. preferred shares and one warrant to
purchase 35 shares common stock at $9.50 per share)(2)(13)(15)            9,000        9,292,500
------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(9)             7,662        7,757,775
------------------------------------------------------------------------------------------------
SF Holdings Group, Inc.:
13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(9)                             84          186,900
13.75% Exchangeable(7)(9)                                                    10           22,250
------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25%
Cum. Exchangeable, Non-Vtg.(7)(9)(15)                                     3,129        3,402,788
------------------------------------------------------------------------------------------------
Star Gas Partners LP, Units (representing Ltd.
Partnership interests)(13)                                                5,999          103,108
------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv., Series B, Non-Vtg.(15)                                         4,650          114,216
9.20% Preferred, Vtg.(15)                                               158,950        3,437,294
                                                                                    ------------
Total Preferred Stocks (Cost $129,486,950)                                           124,266,130

================================================================================================
Common Stocks--0.5%
------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                       1,350        1,194,750
------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.(15)                                           30,000          660,000
------------------------------------------------------------------------------------------------
Resorts International, Inc.(15)                                         187,187               --
------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)(15)                                               39,357           39,357
------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(15)                                        3,108               31
------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(2)(15)                                             239,111          246,584
------------------------------------------------------------------------------------------------
Optel, Inc.(15)                                                           7,425               74
------------------------------------------------------------------------------------------------
News Corp. Ltd., Sponsored ADR, Preference                               50,000        1,578,125
------------------------------------------------------------------------------------------------
Viatel, Inc.(15)                                                         20,000        1,122,500
------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(15)                                       1,618           48,540
------------------------------------------------------------------------------------------------
Price Communications Corp.(15)                                          258,681        3,880,215
------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.(2)(10)(15)                                1,688,400               --
------------------------------------------------------------------------------------------------
Zale Corp.(15)                                                            2,785          111,400
                                                                                    ------------
Total Common Stocks (Cost $7,426,395)                                                  8,881,576


                         30  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Units       See Note 1
===========================================================================================
Rights, Warrants and Certificates--0.6%
-------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                1,045,990     $     10,460
-------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd.
Wts., Exp. 5/00(2)                                                     825                6
-------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                            125,000            1,250
-------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(7)                       3,407           13,202
-------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)(10)                             130,000           39,000
-------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07(2)                         3,330        1,165,916
-------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/08(2)                   11,200           85,400
-------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/08                      4,000               --
-------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/08(2)                                7,500           90,000
-------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                        2,575          148,214
-------------------------------------------------------------------------------------------
FirstWorld Communications, Inc. Wts., Exp. 4/08(7)                   5,000          250,625
-------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05(2)                                      7,510          751,000
-------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/01                         107,699          141,355
-------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03                                                           80,080               --
Exp. 1/03(2)                                                        57,200              572
Exp. 5/05(2)                                                       118,003           11,800
Exp. 9/04(2)                                                       168,000          178,584
-------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01                    1,090           83,658
-------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/07(2)                                     7,055               --
-------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp. 4/08(2)                       12,340           31,627
-------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/08(2)                 2,800            8,400
-------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp. 7/05(2)                       6,400           11,200
-------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                 32,000          926,000
-------------------------------------------------------------------------------------------
PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/03                    630               32
-------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                       31,716        2,902,087
-------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                      182,000        2,275,000
Exp. 6/05(2)                                                        49,120          343,840
-------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(7)                                    30,480          681,990
-------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)             114,400           35,807
-------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                           163,894        1,229,205
-------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                         50,820          733,002
-------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                6,000               --
-------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/07(2)                 3,910           47,409
-------------------------------------------------------------------------------------------
Republic Health Corp. Wts., Exp. 4/00                                3,763               --
-------------------------------------------------------------------------------------------
Rocky Mountain Internet, Inc. Wts., Exp. 7/03(2)                    24,520          257,469
-------------------------------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                                   16,277           35,192
                                                                               ------------
Total Rights, Warrants and Certificates (Cost $1,933,094)                        12,489,302


                         31  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                       Face           Market Value
                                                                                     Amount(1)         See Note 1
===================================================================================================================
Structured Instruments--1.9%
-------------------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.,
8%, 8/16/99                                                                        $ 10,000,000      $    9,661,100
-------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 6.65%, 4/28/02
(representing a basket of reference loans and a total
return swap between Chase Manhattan Bank and the Trust)(2)(3)                        23,200,000          21,995,669
-------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippine Peso/Japanese
Yen Linked Nts., 17.96%, 9/20/99                                                      5,000,000           5,292,000
                                                                                                     --------------
Total Structured Instruments (Cost $38,484,770)                                                          36,948,769

===================================================================================================================
Repurchase Agreements--2.3%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.80%, dated 6/30/99, to be repurchased at $44,505,933 on 7/1/99, collateralized by U.S. Treasury
Nts., 5.50%-8%, 11/30/99-7/15/06, with a value of $37,566,954, U.S. Treasury
Bonds, 6%-9.25%, 2/15/16-2/15/26, with a value of $7,866,826 (Cost $44,500,000)      44,500,000          44,500,000

-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,988,910,857)                                          98.3%      1,901,085,736
-------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                             1.7          33,711,133
                                                                                    -----------      --------------
Net Assets                                                                                100.0%     $1,934,796,869
                                                                                    ===========      ==============


(1) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP -- Argentine Peso                  EUR -- Euro
CAD -- Canadian Dollar                 GBP -- British Pound Sterling
DEM -- German Mark                     IDR -- Indonesian Rupiah
(2) Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
(3) Represents the current interest rate for a variable rate security.
(4) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(5) Represents the current interest rate for an increasing rate security.
(6) Non-income-producing--issuer is in default.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $352,446,248 or 18.22% of the Fund's net assets as of June 30, 1999.


                         32  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(8) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(9) Interest or dividend is paid-in-kind.
(10) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 1999 amounts to $4,053,875. Transactions during the period in which the issuer was an affiliate are as follows:

                                   Shares/Face                              Shares/Face
                                   June 30,      Gross        Gross         June 30,      Dividend
                                   1998          Additions    Reductions    1999          Income
--------------------------------------------------------------------------------------------------
Stocks and Warrants
CGA Group Ltd., Series A              130,000    30,595       --               160,595    $764,942
CGA Group Ltd. Wts., Exp. 12/49       130,000        --       --               130,000          --
Pope, Evans & Robbins, Inc.         1,688,400        --       --             1,688,400          --
Siena Holdings, Inc.*                 239,111        --       --               239,111          --

Bonds and Notes
Pope, Evans, & Robbins, Inc.,
7% Sr. Nts., 5/15/98               $5,955,189        --       --            $5,955,189          --
                                                                                          --------
                                                                                          $764,942
                                                                                          ========

* Not an affiliate as of June 30, 1999.

(11) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(12) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
(13) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(14) When-issued security to be delivered and settled after June 30, 1999.
(15) Non-income-producing security.

See accompanying Notes to Financial Statements.


                         33  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities June 30, 1999
--------------------------------------------------------------------------------

==================================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,979,119,111)                                       $ 1,897,031,861
Affiliated companies (cost $9,791,746)                                                   4,053,875
--------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts--Note 5                     913,648
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                              34,906,981
Investments sold                                                                        11,983,789
Shares of beneficial interest sold                                                       4,455,431
Closed foreign currency exchange contracts                                                 496,463
Other                                                                                       84,771
                                                                                   ---------------
Total assets                                                                         1,953,926,819

==================================================================================================
Liabilities
Bank overdraft                                                                           2,998,286
--------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency exchange contracts--Note 5                     141,622
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                5,895,437
Investments purchased (including $4,200,000 purchased on a
when-issued basis)--Note 1                                                               5,852,665
Shares of beneficial interest redeemed                                                   2,640,653
Distribution and service plan fees                                                       1,054,628
Transfer and shareholder servicing agent fees                                              202,633
Shareholder reports                                                                        187,007
Custodian fees                                                                              26,896
Trustees' compensation                                                                      10,188
Other                                                                                      119,935
                                                                                   ---------------
Total liabilities                                                                       19,129,950

==================================================================================================
Net Assets                                                                         $ 1,934,796,869
                                                                                   ===============

==================================================================================================
Composition of Net Assets
Paid-in capital                                                                    $ 2,180,993,090
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                        563,177
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (159,686,850)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                               (87,072,548)
                                                                                   ---------------
Net assets                                                                         $ 1,934,796,869
                                                                                   ===============


                         34  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,207,729,504 and 92,443,747 shares of beneficial
interest outstanding)                                                     $13.06
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                        $13.71

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $580,467,675 and 44,832,933
shares of beneficial interest outstanding)                                $12.95

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $93,606,759 and 7,176,052
shares of beneficial interest outstanding)                                $13.04

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $52,992,931 and 4,069,141
shares of beneficial interest outstanding)                                $13.02

See accompanying Notes to Financial Statements


                         35  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended June 30, 1999
--------------------------------------------------------------------------------

=========================================================================================
Investment Income
Interest (net of foreign withholding taxes of $47,997)                      $ 180,241,308
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,569)            11,978,764
Affiliated companies                                                              764,942
                                                                            -------------
Total income                                                                  192,985,014

=========================================================================================
Expenses
Management fees--Note 4                                                        11,127,057
-----------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         2,556,515
Class B                                                                         5,447,795
Class C                                                                           798,118
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           2,194,183
-----------------------------------------------------------------------------------------
Shareholder reports                                                               596,859
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       107,854
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                        79,166
-----------------------------------------------------------------------------------------
Registration and filing fees                                                       71,456
-----------------------------------------------------------------------------------------
Trustees' compensation                                                             64,879
-----------------------------------------------------------------------------------------
Insurance expenses                                                                 17,292
-----------------------------------------------------------------------------------------
Other                                                                             184,252
                                                                            -------------
Total expenses                                                                 23,245,426
Less expenses paid indirectly--Note 1                                             (61,749)
                                                                            -------------
Net expenses                                                                   23,183,677
=========================================================================================
Net Investment Income                                                         169,801,337

=========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                   (42,451,791)
Closing of futures contracts                                                   (8,459,780)
Closing and expiration of option contracts written--Note 6                            995
Foreign currency transactions                                                    (943,220)
                                                                            -------------
Net realized loss                                                             (51,853,796)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                  (128,689,667)
Translation of assets and liabilities denominated in foreign currencies          (891,033)
                                                                            -------------
Net change                                                                   (129,580,700)
                                                                            -------------
Net realized and unrealized loss                                             (181,434,496)

=========================================================================================
Net Decrease in Net Assets Resulting from Operations                        $ (11,633,159)
                                                                            =============

See accompanying Notes to Financial Statements.


                         36  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Year Ended June 30,
                                                                    1999                 1998
========================================================================================================
Operations
Net investment income                                               $   169,801,337      $   146,672,693
--------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (51,853,796)          44,126,205
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  (129,580,700)           4,774,381
                                                                    ---------------      ---------------
Net increase (decrease) in net assets resulting from operations         (11,633,159)         195,573,279

========================================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                                (111,798,886)        (103,411,688)
Class B                                                                 (46,977,882)         (35,809,231)
Class C                                                                  (6,828,204)          (3,671,943)
Class Y                                                                  (3,328,108)            (345,783)

========================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                  70,287,073           51,643,094
Class B                                                                 105,348,488          117,957,555
Class C                                                                  35,072,177           33,959,979
Class Y                                                                  43,279,495           11,285,065

========================================================================================================
Net Assets
Total increase                                                           73,420,994          267,180,327
--------------------------------------------------------------------------------------------------------
Beginning of period                                                   1,861,375,875        1,594,195,548
                                                                    ---------------      ---------------
End of period [including undistributed (overdistributed) net
investment income of $563,177 and $(2,352,456), respectively]       $ 1,934,796,869      $ 1,861,375,875
                                                                    ===============      ===============

See accompanying Notes to Financial Statements.


                         37  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                            Class A
                                            ------------------------------------------------------------
                                            Year Ended June 30,
                                            1999         1998         1997         1996         1995
========================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $  14.44     $  13.98     $  13.51     $  13.22     $  13.63
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           1.26         1.24         1.27         1.29         1.30
Net realized and
unrealized gain (loss)                         (1.39)         .43          .43          .27         (.40)
                                            --------     --------     --------     --------     --------
Total income (loss) from
investment operations                           (.13)        1.67         1.70         1.56          .90

--------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                              (1.25)       (1.21)       (1.23)       (1.27)       (1.30)
Tax return of capital distribution                --           --           --           --         (.01)
                                            --------     --------     --------     --------     --------
Total dividends and distributions
to shareholders                                (1.25)       (1.21)       (1.23)       (1.27)       (1.31)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  13.06     $  14.44     $  13.98     $  13.51     $  13.22
                                            ========     ========     ========     ========     ========
========================================================================================================
Total Return, at Net Asset Value(1)            (0.71)%      12.34%       13.10%       12.25%        7.09%

========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)     $  1,208     $  1,257     $  1,167     $  1,084     $  1,061
--------------------------------------------------------------------------------------------------------
Average net assets (in millions)            $  1,199     $  1,227     $  1,128     $  1,092     $  1,006
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                           9.40%        8.64%        9.22%        9.59%        9.81%
Expenses(3)                                     0.99%        1.00%        1.00%        1.03%        1.03%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        43%         117%         126%         105%          94%

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Annualized for periods less than one full year.
(3) The expense ratio reflects the effect of expenses paid indirectly by the fund.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $1,096,756,865 and $725,207,927, respectively.


                         38  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Class B
                                            -------------------------------------------------------
                                            Year Ended June 30,
                                            1999        1998        1997        1996        1995
===================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $ 14.33     $ 13.88     $ 13.43     $ 13.15     $ 13.57
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          1.14        1.11        1.15        1.18        1.20
Net realized and
unrealized gain (loss)                        (1.38)        .44         .43         .27        (.42)
                                            -------     -------     -------     -------     -------
Total income (loss) from
investment operations                          (.24)       1.55        1.58        1.45         .78

---------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from
net investment income                         (1.14)      (1.10)      (1.13)      (1.17)      (1.19)
Tax return of capital distribution               --          --          --          --        (.01)
                                            -------     -------     -------     -------     -------
Total dividends and distributions
to shareholders                               (1.14)      (1.10)      (1.13)      (1.17)      (1.20)
---------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 12.95     $ 14.33     $ 13.88     $ 13.43     $ 13.15
                                            =======     =======     =======     =======     =======
===================================================================================================
Total Return at Net Asset Value(1)            (1.48)%     11.50%      12.18%      11.40%       6.21%

===================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)     $   580     $   528     $   397     $   280     $   192
---------------------------------------------------------------------------------------------------
Average net assets (in millions)            $   545     $   464     $   335     $   236     $   135
---------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                          8.61%       7.86%       8.41%       8.75%       8.95%
Expenses(3)                                    1.78%       1.79%       1.80%       1.84%       1.84%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                       43%        117%        126%        105%         94%

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Annualized for periods less than one full year.
(3) The expense ratio reflects the effect of expenses paid indirectly by the fund.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $1,096,756,865 and $725,207,927, respectively.


                         39  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                            Class C
                                            -----------------------------------------------
                                            Year Ended June 30,
                                            1999         1998         1997         1996(5)
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period        $  14.42     $  13.97     $  13.50     $  13.30
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           1.15         1.22         1.14          .77
Net realized and
unrealized gain (loss)                         (1.39)         .33          .45          .19
                                            --------     --------     --------     --------
Total income (loss) from
investment operations                           (.24)        1.55         1.59          .96

-------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                              (1.14)       (1.10)       (1.12)        (.76)
Tax return of capital distribution                --           --           --           --
                                            --------     --------     --------     --------
Total dividends and distributions
to shareholders                                (1.14)       (1.10)       (1.12)        (.76)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $  13.04     $  14.42     $  13.97     $  13.50
                                            --------     --------     --------     --------
===========================================================================================
Total Return at Net Asset Value(1)             (1.49)%      11.42%       12.23%        7.36%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in millions)                               $     94     $     66     $     30     $      8
-------------------------------------------------------------------------------------------
Average net assets (in millions)            $     80     $     48     $     18     $      3
-------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                           8.60%        7.87%        8.40%        8.41%
Expenses(3)                                     1.78%        1.78%        1.82%        1.90%
-------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        43%         117%         126%         105%

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Annualized for periods less than one full year.
(3) The expense ratio reflects the effect of expenses paid indirectly by the fund.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $1,096,756,865 and $725,207,927, respectively.
(5) For the period from November 1, 1995 (inception of offering) to June 30,
1996.


                         40  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class Y
                                                    -------------------
                                                    Year Ended June 30,
                                                    1999        1998(6)
=======================================================================
Per Share Operating Data
Net asset value, beginning of period                $ 14.42     $ 14.48
-----------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  1.28         .90
Net realized and unrealized gain (loss)               (1.39)       (.08)
                                                    -------     -------
Total income (loss) from investment operations         (.11)        .82

-----------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (1.29)       (.88)
Tax return of capital distribution                       --          --
                                                    -------     -------
Total dividends and distributions to shareholders     (1.29)       (.88)
-----------------------------------------------------------------------
Net asset value, end of period                      $ 13.02     $ 14.42
                                                    =======     =======

=======================================================================
Total Return at Net Asset Value(1)                    (0.54)%      5.81%

=======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)             $    53     $    11
-----------------------------------------------------------------------
Average net assets (in millions)                    $    34     $     6
-----------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  9.73%       9.14%
Expenses(3)                                            0.76%       0.81%
-----------------------------------------------------------------------
Portfolio turnover rate(4)                               43%        117%

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Annualized for periods less than one full year.
(3) The expense ratio reflects the effect of expenses paid indirectly by the fund.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $1,096,756,865 and $725,207,927, respectively.
(5) For the period from November 1, 1995 (inception of offering) to June 30,
1996.
(6) For the period from October 15, 1997 (inception of offering) to June 30,
1998.

See accompanying Notes to Financial Statements.


                         41  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                         42  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of June 30, 1999, the market value of these securities comprised 0.77% of the Fund's net assets and resulted in realized and unrealized losses of $9,261,185. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 1999, the Fund had entered into outstanding when-issued or forward commitments of $4,200,000.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 1999, securities with an aggregate market value of $4,910,833, representing 0.25% of the Fund's net assets, were in default.


                         43  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $134,218,000, which expires between 2000 and 2007.

--------------------------------------------------------------------------------
Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                         44  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $27,174,497, a decrease in overdistributed net investment income of $2,047,376, and a decrease in accumulated net realized loss on investments of $25,127,121.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         45  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Year Ended June 30, 1999        Year Ended June 30, 1998
                       ----------------------------    ----------------------------
                       Shares         Amount           Shares         Amount
-----------------------------------------------------------------------------------
Class A:
Sold                    32,012,691    $ 425,721,467     20,518,863    $ 295,681,300
Dividends reinvested     5,234,985       69,582,895      4,392,564       63,310,546
Redeemed               (31,832,727)    (425,017,289)   (21,336,980)    (307,348,752)
                       -----------    -------------    -----------    -------------
Net increase             5,414,949    $  70,287,073      3,574,447    $  51,643,094
                       ===========    =============    ===========    =============

-----------------------------------------------------------------------------------
Class B:
Sold                    21,331,218    $ 282,008,116     14,865,015    $ 212,496,036
Dividends reinvested     1,810,370       23,848,743      1,246,353       17,834,997
Redeemed               (15,125,912)    (200,508,371)    (7,867,469)    (112,373,478)
                       -----------    -------------    -----------    -------------
Net increase             8,015,676    $ 105,348,488      8,243,899    $ 117,957,555
                       ===========    =============    ===========    =============

-----------------------------------------------------------------------------------
Class C:
Sold                     5,602,995    $  74,516,748      3,414,708    $  49,159,490
Dividends reinvested       325,453        4,315,117        164,692        2,373,237
Redeemed                (3,294,631)     (43,759,688)    (1,218,195)     (17,572,748)
                       -----------    -------------    -----------    -------------
Net increase             2,633,817    $  35,072,177      2,361,205    $  33,959,979
                       ===========    =============    ===========    =============

-----------------------------------------------------------------------------------
Class Y:
Sold                     3,704,375    $  48,757,945        846,505    $  12,239,429
Dividends reinvested       244,820        3,235,007         23,836          345,872
Redeemed                  (660,742)      (8,713,457)       (89,653)      (1,300,236)
                       -----------    -------------    -----------    -------------
Net increase             3,288,453    $  43,279,495        780,688    $  11,285,065
                       ===========    =============    ===========    =============

================================================================================

3. Unrealized Gains and Losses on Securities

As of June 30, 1999, net unrealized depreciation on investments of $87,825,121 was composed of gross appreciation of $56,741,596, and gross depreciation of $144,566,717.


                         46  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended June 30, 1999 was 0.60% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Advisor's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

            The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                Aggregate        Class A          Commissions      Commissions       Commissions
                Front-End        Front-End        On Class A       On Class B        On Class C
                Sales Charges    Sales Charges    Shares           Shares            Shares
                on Class A       Retained by      Advanced by      Advanced by       Advanced by
Year Ended      Shares           Distributor      Distributor(1)   Distributor(1)    Distributor(1)
---------------------------------------------------------------------------------------------------
June 30, 1999   $3,108,752       $833,775         $172,062         $6,304,443        $521,622

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                  Class A                    Class B                    Class C
                  Contingent Deferred        Contingent Deferred        Contingent Deferred
                  Sales Charges              Sales Charges              Sales Charges
Year Ended        Retained by Distributor    Retained by Distributor    Retained by Distributor
-----------------------------------------------------------------------------------------------
June 30, 1999     $--                        $1,486,887                      $51,148

            The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                         47  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased on or after April 1, 1988. The rate is 0.15% for shares purchased before that date. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended June 30, 1999, payments under the Class A Plan totaled $2,556,515, all of which was paid by the Distributor to recipients. That included $56,507 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan allows the Distributor to be reimbursed for its services and costs in distributing Class B and servicing accounts. The Class C plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

            The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

            The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                         48  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Distribution fees paid to the Distributor for the year ended June 30, 1999 were as follows:

                                                       Distributor's         Distributor's
                                                       Aggregate             Unreimbursed
                                                       Unreimbursed          Expenses as
                 Total Payments   Amount Retained      Expenses              % of Net Assets
Class            Under Plan       By Distributor       Under Plan            Of Class
--------------------------------------------------------------------------------------------
Class B Plan     $5,447,795       $4,452,533           $17,384,877                      2.99%
--------------------------------------------------------------------------------------------
Class C Plan     $  798,118       $  522,240           $ 1,384,386                      1.48%

================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

            The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

            The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

            Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of June 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                              Contract
                                 Expiration   Amounts      Valuation as of   Unrealized    Unrealized
Contract Description             Dates        (000s)       June 30, 1999     Appreciation  Depreciation
-------------------------------------------------------------------------------------------------------
Contracts to Sell
British Pound Sterling (gbp)     7/15/99-
                                 9/15/99      25,955 gbp   $40,917,470       $902,890        $     --
Canadian Dollar (cad)            7/15/99       7,485 cad     5,058,362             --         141,622
Euro (eur)                       12/1/99       5,770 eur     6,020,036         10,758              --
                                                                             --------        --------
Total Unrealized Appreciation
and Depreciation                                                             $913,648        $141,622
                                                                             ========        ========


                         49  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1999, was as follows:

                                                 Call Options
                                                 ------------------------------
                                                 Number of            Amount of
                                                 Options              Premiums
-------------------------------------------------------------------------------
Options outstanding as of June 30, 1998                   --          $      --
Options written                                   40,020,000             32,000
Options closed or expired                        (40,020,000)           (32,000)
                                                 -----------          ---------
Options outstanding as of June 30, 1999                   --          $      --
                                                 ===========          =========


                         50  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
7. Illiquid or Restricted Securities

As of June 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 1999 was $150,061,346, which represents 7.76% of the Fund's net assets, of which $11,239,829 is considered restricted. Information concerning restricted securities is as follows:

                                                                                      Valuation
                                                      Acquisition         Cost        Per Unit as of
Security                                              Dates               Per Unit    June 30, 1999
----------------------------------------------------------------------------------------------------
Bonds
Capital Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00                                    11/18/93-12/15/95      95.74%             5.00%
----------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02              4/14/92-3/3/93        100.00            100.25
----------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12%                                             100.00-
Sr. Sub. Nts., 12/15/05                               12/8/95-5/14/96       105.25            112.50
----------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14%
Equipment Trust, 7/2/08                               3/19/98               101.00             98.00

Stocks and Warrants
Becker Gaming, Inc. Wts., Exp. 11/00                  11/18/93            $   2.00          $    .01
----------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A                              6/17/97                25.00             25.00
----------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                       6/17/97                   --               .30
----------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                      4/14/92             1,000.00            885.00
----------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                      11/29/95                  --             28.94


                         51  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended June 30, 1999.


                         52  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer High Yield Fund as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for the period July 1, 1994 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
July 22, 1999


                         53  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Dividends paid by the Fund during the fiscal year ended June 30, 1999, which are not designated as capital gain distributions should be multiplied by 7.10% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance. Oppenheimer High Yield Fund


                         54  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
Oppenheimer High Yield Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees   James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        George C. Bowen, Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        David P. Negri, Vice President
                        Thomas P. Reedy, Vice President
                        Andrew J. Donohue, Vice President and Secretary
                        Brian W. Wixted, Vice President, Treasurer and Assistant
                          Secretary
                        Robert G. Zack, Assistant Secretary
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent

================================================================================
Custodian of            The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors    Deloitte & Touche LLP

================================================================================
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer High Yield Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer High Yield Fund. For material information concerning the Fund, see the Prospectus.
                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                         55  Oppenheimer High Yield Fund

                            ------------------------
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RP.0280.001.0699                 August 27, 1999